THE USX CHINA FUND

A SERIES OF 360 FUNDS

SUPPLEMENT TO THE PROSPECTUS

Dated July 12, 2011

This Supplement to the Prospectus (the “Prospectus”) for The USX China Fund (the “Fund”), a series of 360 Funds (formally known as Parr Family of Funds) (the “Trust”), updates the Prospectus for the Fund dated August 29, 2010, as supplemented on March 16, 2011, to include additional information as described below.  For further information, please contact the Fund toll-free at 877-244-6235. You may also obtain additional copies of the Fund's Prospectus, free of charge, by writing to the Fund at The USX China Fund c/o Matrix 360 Administration, LLC, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania, 19090-1904, or by calling the Fund toll-free at the number above.

This Supplement to the Prospectus notifies shareholders, potential investors and other interested parties of the following:

1.  The section entitled “Summary – Management” is updated as follows:

Effective June 17, 2011, Matrix 360 Advisor, LLC serves as the Fund’s investment adviser and Parr Financial Group, LLC serves as the Fund’s sub-adviser.  Stephen L. Parr, the managing member of the Fund’s sub-adviser, continues to serve as the portfolio manager of the Fund.

2.  The section entitled “Management - Investment Adviser” is updated as follows:

Matrix 360 Advisor, LLC serves as the Fund’s investment adviser (“Matrix 360”).  Matrix 360’s principal office is located at 420 Lexington Avenue, Suite 601, New York, New York 10170.  Matrix 360, organized as a Delaware limited liability company, is controlled by Christopher Anci and 360 Holdings LLC, of which Mr. Anci is a member.  While the Fund is Matrix 360’s only advisory client, the Matrix 360’s affiliate Matrix Capital Group, Inc., has experience as an investment adviser and has provided investment advice and portfolio management for unit investment trusts since 2003, and as of March 31, 2011 managed assets of approximately $14 million.

Matrix 360 became the investment adviser for the Fund on March 15, 2011 pursuant to an Interim Investment Advisory Agreement.  That agreement was superseded by a new Investment Advisory Agreement (“Advisory Agreement”) that was approved by the Trust’s Board of Trustees (the “Trustees”) on March 14, 2011 and by the shareholders of the Fund at a meeting held on June 17, 2011.  The current Advisory Agreement is in effect for a two year period, after which the Advisory Agreement will be renewed on an annual basis subject to appropriate review and approval by the Trustees.

Under the Agreement, the Fund pays Matrix 360 a monthly fee based on an annualized rate of 1.25% of the average daily net asset value of the Fund.  Matrix 360 has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 2.00%.  This expense limitation agreement with Matrix 360 replaces the Fund’s previous Expense Limitation Agreement with Parr Financial Group, LLC (“Parr”).

Prior to March 15, 2011 Parr served as investment adviser to the Fund pursuant to an investment advisory agreement that was approved by the Trustees on July 30, 2007 and the shareholders of the Fund on November 2, 2007.  Pursuant to the investment advisory agreement with Parr, the Fund was obligated to pay Parr a management fee equal to 1.25% of the Fund’s average daily net assets, subject to a contractual expense limitation agreement by Parr to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limited the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if nay, under the Rule 12b-1 Plan) to not more than 2.00%.  During the Fund’s fiscal period ended April 30, 2011, due to waivers, the Fund did not pay any fees for advisory services to Parr.  During the Fund’s fiscal year ended April 30, 2010, due to waivers, the advisory fee paid to Parr was 0.53%.

A discussion regarding the basis for the Trustees approving Advisory Agreement of the Fund will be available in the Fund’s Annual Report to shareholders for the fiscal year ended April 30, 2011.  You may obtain a copy of the Annual Report and subsequent annual and semi-annual shareholder reports, without charge, upon request to the Fund.

3.  The following is added to the section entitled “Management”:

Investment Sub-Adviser.  Parr Financial Group, LLC serves as the Fund’s investment sub-adviser.  Parr’s principal office is located at 5100 Poplar Avenue, Suite 3117, Memphis, Tennessee 38137.  Parr, with oversight from Matrix 360, makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

Parr was founded and is controlled by Stephen L. Parr.  Mr. Parr is the managing member of Parr and has served in that capacity since its founding.  Mr. Parr also serves as the portfolio manager for Parr.  In addition, he serves as the sole portfolio manager for the Fund.  Prior to joining Parr, Mr. Parr was a macroeconomic and portfolio analyst for Pope Asset Management, LLC, a former investment adviser of the Fund’s, from 2002 through 2007 and during that time served as a portfolio manager for the Fund.  From 1977 through 1995, he worked as a vice-president and international specialist at Goldman Sachs performing portfolio management for individuals.  From 1995 to 2005, Mr. Parr provided financial and strategic advice to a number of private and public companies as an independent consultant.  Mr. Parr is originally from Little Rock, Arkansas, and attended Vanderbilt University on a football scholarship, majoring in East Asian history, where he graduated in 1975 with a B.A. in East Asian History and Finance.  He received an M.B.A. from Emory University in 1977, with a concentration in Finance.  Mr. Parr has been a portfolio manager for the Fund since the Fund’s inception.

The SAI provides additional information about Mr. Parr’s compensation, other accounts he manages and his ownership of securities in the Fund.

Parr became the sub-investment adviser for the Fund on March 15, 2011 pursuant to an Interim Investment Sub-Advisory Agreement between Matrix 360 and Parr.  That agreement was superseded by a new Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) between Matrix 360 and Parr that was approved by the Trustees on March 14, 2011 and by the shareholders of the Fund at a meeting held on June 17, 2011.  The current Sub-Advisory Agreement is in effect for a two year period, after which the Sub-Advisory Agreement will continue year to year thereafter unless terminated earlier, so long as it is specifically approved at least annually in the manner required by the Investment Company of 1940, as amended.  Prior to March 15, 2011, Parr managed the Fund as the Fund’s investment adviser beginning in August 2007.

Under the Sub-Advisory Agreement, Parr receives an investment advisory fee from Matrix 360 equal to an annualized rate of 0.35% of the average daily net assets of the Fund.  The Fund does not pay a direct fee to Parr under the Sub-Advisory Agreement.

A discussion regarding the basis for the Trustees approving Sub-Advisory Agreement will be available in the Fund’s Annual Report to shareholders for the fiscal year ended April 30, 2011.  You may obtain a copy of the Annual Report and subsequent annual and semi-annual shareholder reports, without charge, upon request to the Fund.

In addition to the advisory fees described above, Matrix 360 and Parr may also receive certain benefits from its management of the Fund in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the 1934 Act and the terms of the Advisory Agreement.  For a description of these potential benefits, see the description under “Portfolio Transactions And Brokerage Allocation -- Brokerage Selection” in the SAI.

4.  Other Information:

Consistent with the foregoing, the term “Adviser” in the Prospectus shall mean Matrix 360, Parr, or both Matrix 360 and Parr, as applicable and as the context requires.

Investors should retain this supplement for future reference.